FINANCING AND FINANCIAL INSTRUMENTS - Risk management policy - Capital Management (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial Instruments [Abstract]
Total equity	$ 51,344	$ 40,237	$ 40,483	$ 44,108
Cash and debt classified as held for sale	0	21
Net debt (including nil and 21 cash and debt classified as held for sale as of December 31, 2021 and 2020 respectively)	$ 4,030	$ 6,380
Gearing (in percent)	7.80%	15.90%